ADVAXIS
IMMUNOTHERAPIES™



Corporate Presentation
February 2019

Nasdaq: ADXS

Forward-Looking Statements

ADVAXIS IMMUNOTHERAPIES™

This presentation contains forward-looking statements, including, but not limited to, statements regarding the ability and strategies of Advaxis, Inc. (the "Company") to develop and commercialize cancer immunotherapies, timing of planned clinical trials and regulatory milestones, potential partnership opportunities and the safety and efficacy of the Company's proprietary immunotherapies. These forward-looking statements are subject to a number of risks including the risk factors set forth from time to time in the Company's SEC filings including, but not limited to, its report on Form 10-K for the fiscal year ended October 31, 2018 as well as its Forms 10-Q and 8-K, which are available at http://www.sec.gov.

Any forward-looking statements set forth in this presentation speak only as of the date of this presentation. The Company does not intend to update any of these forward-looking statements to reflect events or circumstances that occur after the date hereof other than as required by law. Our fiscal year ends October 31. Throughout this presentation, all references to quarters and years are to the calendar quarters and years unless otherwise noted.

Advaxis Overview

Creating Next-Generation Cancer Immunotherapies, Using a Proprietary *Lm* Platform

ADVAXIS IMMUNOTHERAPIES™

Unique *Lm Technology* Platform: Enables broad and diverse pipeline of Phase 1 to Phase 3 programs across several tumor types

Platform Validation: Demonstrated manageable safety profile along with clinical activity – Nearly 500 patients treated to date

Multiple Neoantigen Programs: Innovative, personalized and 'off the shelf', approaches to neoantigen-directed therapy

Strong IP: Over 400 patents/patent applications

Experienced New Management Team: Chief Executive Officer, Chief Financial Officer and Chief Medical Officer joined within past year

Multiple Catalysts (Read-outs) Anticipated in 2019

Clinical Pipeline Overview

ADVAXIS IMMUNOTHERAPIES™

	CANCER INDICATION	IND	PHASE 1	PHASE 2	PHASE 3
ADXS-HPV (AXAL)	AIM2CERV, High-Risk, Locally Advanced Cervical[1]	Advaxis Funded (bar through Phase 3)			
	HPV+ Head and Neck (Partners to be announced)	Investigator Funded (bar into Phase 2)		★ Q1 2019	
ADXS-PSA	Metastatic Prostate in Combination with KEYTRUDA® (pembrolizumab) — MERCK	Advaxis Funded (bar into Phase 2)			
ADXS-NEO	Multiple Cancers by Targeting Personal Neoantigens *(NSCLC, CRC, Head & Neck)*	Advaxis Funded (bar into Phase 1)			
ADXS-HOT	Non-Small Cell Lung	Advaxis Funded (bar into Phase 1)	Q1 2019 *Anticipated First Patient*		
	Prostate	★	IND Submission 2019		
	Bladder	★	IND Submission 2019		

Advaxis Funded | Investigator Funded

★ = Planned

1 FDA has placed a partial clinical hold on this study due to CMC requests which allows continued dosing of already enrolled patients but which prevents enrollment of new patients until resolution of this partial hold.

ADVAXIS IMMUNOTHERAPIES™



Our Differentiator:

Lm Technology™ Platform

How Our *Lm* Platform is Designed

ADVAXIS IMMUNOTHERAPIES™

Lm vectors: Mimic natural infection and redirect immune response against cancer through:

1. **INNATE IMMUNITY:** *Enhanced antigen presentation activates multiple pathways* and alerts and trains the immune system

2. **ADAPTIVE IMMUNITY:** Mobilizes and generates a *cancer-specific T cell* response to attack the tumor

3. **CHANGES TO TUMOR MICROENVIRONMENT (TME):** *Reduces tumor-protective cells (Tregs and MDSCs in the TME)* that shield the tumor from the immune system

The *Lm* platform has been *clinically evaluated* in nearly 500 patients across multiple clinical trials and *antigen spreading* demonstrated in clinical studies of ADXS-HPV and ADXS-PSA

ADXS-HPV

AIM2CERV – Phase 3 clinical trial in high-risk, locally advanced cervical cancer



Cervical cancer: Statistics and Unmet Need

ADVAXIS IMMUNOTHERAPIES™

5-year survival rates are poor for high-risk locally advanced patients; represents area of great unmet need

Cervical cancer 5-year survival rate, by disease stage



Precancerous
98%
0*
93%
IA
93%
High-risk locally advanced
IB
80%
IIA
63%
IIB
58%
IIIA
35%
IIIB
32%
IVA
16%
Metastatic
IVB
15%
0 10 20 30 40 50 60 70 80 90 100
5-year survival rate (%)

- An estimated 91% of all cervical cancers are caused by an HPV infection
- While the overall incidence rate is expected to remain relatively stable, the number of incident cases is expected to increase slightly due to an increase in the total U.S. female population
- HRLA patients range from stage IB with clinical lesions in the cervix to stage IVA with cancer that has spread to adjacent organs
  - ~53% of overall cervical cancer incidence is HRLA while ~8% of incidence is metastatic

Note: *Stage 0 is carcinoma in situ (CIN III) and is considered pre-invasive cancer
Source: American Cancer Society; National Cancer Institute

Annual, Worldwide Peak Revenue Opportunity of $500M for AXAL in High-Risk Locally Advanced Cervical Cancer

ADVAXIS IMMUNOTHERAPIES™

Market Opportunity in the U.S and Europe - Estimated Annual Revenues



$210M



$190M

Combined Worldwide Estimated Market Opportunity of ~$500M

** Source: December 2016, LEK AXAL Assessment Report*

Cervical Cancer and Axalimogene Filolisbac: Supportive Clinical Trials

ADVAXIS IMMUNOTHERAPIES™

Phase 2 Study in India: Prolonged Survival and Tumor Response in Randomized, Multicenter Phase 2 Study in Recurrent/ Refractory CC Illustrated the Promise of *Lm* Technology[1]

- ✓ 34.9% 12-month survival rate (38/109), 24.8% (27/109) 18-month survival rate, 3 confirmed CRs observed (RECIST 1.1)
- ✓ Accepted for publication in the May edition of peer-reviewed *International Journal of Gynecological Cancer*

GOG-0265: Improvement of survival rates in Recurrent / Metastatic Cervical Cancer Confirmed the Findings[2]

- ✓ 38.0% 12-month survival rate (19/50); highest achieved to-date in GOG PRmCC studies to date, 1 durable CR observed
  - ✓ GOG Model-Predicted 12 month survival was 24.5%, based on the characteristics of patients in 0265
- ✓ Primary efficacy endpoint met



38.0%
14%
127D Altretamine
16%
127K Gemcitabine
16%
227D Erlotinib
17%
127H Etoposide
18%
127B Isotretinoin +IFAα
18%
127L Vinorelbine
22%
127C Cisplatin + Pentoxifylline
22%
127F Topotecan
22%
127N2 Bryostatin-1 (dose 2)
22%
127S Docetaxel
24%
127U Weekly Topotecan
28%
127N1 Bryostatin-1 (dose 1)
28%
127Q Cisplatin + Gemcitabine
28%
127T Pemetrexed
30%
127P Oxaliplatin
30%
127R Liposomal Doxorubicin
30%
227C Bevacizumab
AXALIMOGENE FILOLISBAC

12-month and median overall survival



Number of patients: 50
Events: 42 (84%)
Censored: 8 (16%)
Median OS: 6.2 months
95%CI: (4.4–12.3)
12-month OS rate: 38%,
range 12.02–40.6 months
(n = 19/50; primary endpoint)
Overall survival
Months
No. at risk:
50 47 35 25 22 21 19 13 9 4 3 3 3 3 3 3 2 1 1 1 1 0

- Represents a 52% improvement vs logistic model-predicted milestone survival rate of 24.5%
- The probability of this survival advantage being detected by chance vs a true treatment effect was 0.02
- 8 patients remain alive as of January 31, 2017

PRmCC, Persistent Recurrent Metastatic Cervical Cancer; GOG, Gynecological Oncology Group; CR= complete response
1. Data Presented at ASCO 2014. 2. Data presented at SGO 2017.

Additional Supportive Clinical Trials
AXAL Phase 1/2 BrUOG Study – High Risk Advanced Anal Cancer
Study Results

ADVAXIS IMMUNOTHERAPIES™

Promising efficacy results in challenging population:
8 of 9 patients recurrence free at median follow-up of 42 months

Relapse Free Survival Data



RFS
T4N3 11
T3N0 10
T3N0 9
T3N3 8
T2N0 7
T4N0 6
T3N3 5
T4N0 4
T2N2 3
T3N3 2
Patient progressed systemically
Patient expired unrelated to study treatment
0
200
400
600
800
1000
1200

Relapse-Free Survival (Days)*
Median Follow-up 42 months

TRAE	N (%)	
	Grade 2	Grade 3
Chills/Rigors	4 (40)	2 (20)
Fatigue	1 (10)	0
Pyrexia	3 (30)	0
Headache	1 (10)	0
Flu-like symptoms	1 (10)	0
Pain (back/neck)	0	1 (10)
Hypotension	2 (20)	0
Hypertension	0	1 (10)

Commentary

- 11 total patients enrolled
- All patients who completed RT and received treatment achieved a CR at six months (N = 9)
- 8/9 patients (89%) were recurrence free at a median follow up of 42 months
- Safety profile consistent with previous clinical experience
- No Grade 4 adverse events
- Encouraging data to support AXAL in adjuvant setting

Note: Patient #1 enrolled but was never treated on study
Safran et at., Poster Presentation at ASCO 2016
Manuscript accepted for publication in the International J of Radiation Oncology *BrUOG, Brown University Oncology Group. CR, Complete response; TRAE, Treatment related adverse events

ADXS31-164 Phase I - Survival Data from Canine Osteosarcoma Study with ADXS-HER2

ADVAXIS IMMUNOTHERAPIES™

ADXS31-164 prolongs OS in HER2+ OSA



100
80
60
40
20
0
Percent survival
0
200
400
600
800
Days

4 dogs censored from vaccine arm:

- 3 came off trial after first vaccine due to progressive metastatic disease (developed prior to vaccination)
- 1 dog died from aspiration pneumonia

MST (control) – 239.5 days
MST (vaccinated) – not reached

Final Study Publication: Clin Cancer Res. 2016 Sep 1;22(17):4380-90.

- This trial compared SOC amputation and chemotherapy (in case matched controls) to SOC followed by 3 doses of ADXS31-164 (ADXS-HER2)
- These data show a **highly significant improvement in progression free survival and overall survival** with treatment that led to UDSA expedited approval
- Without treatment 100% will recur and expire within 1-2 years; with treatment using ADXS-HER2, after SOC, **the likelihood of recurrence is significantly reduced, delayed, or eliminated**
- This study exemplifies **the ability of ADXS *Lm* vectors to control the sub-clinical micro-metastases** that would ultimately have progressed into a "recurrence"
- **Monetization of ADXS-HER2**: Licensing deals signed with a) Aratana in 2014 for canines and b) OS Therapies in 2018 for pediatric osteosarcoma

These data were sufficient for USDA to grant expedited approval for treat canine osteosarcoma in December 2017

Axalimogene Filolisbac in High-Risk, Locally Advanced Cervical Cancer[1]

AIM2CERV Phase 3 Study as Adjuvant Monotherapy to Prevent Recurrence in High-Risk Cervical Cancer

ADVAXIS IMMUNOTHERAPIES™

FDA Orphan | FDA SPA | FDA FastTrack

Trial Design

Eligibility
- HRLACC
- FIGO stage I–II with positive pelvic nodes
- FIGO stage III–IVA
- Any FIGO stage with para-aortic nodes

→ **Treatment with Cisplatin**

Treatment with cisplatin (at least 4-weeks exposure) and radiation (minimum 40-Gy external beam radiation therapy)

→ R (randomization)

Treatment with Axalimogene Filolisbac
- n=300
- 1 X 10^9 CFU
- Up to 1 year

Placebo IV
- n=150
- Up to 1 year

→ **Primary Endpoint:**
- Disease-free survival

Secondary Outcome Measures:
- Safety & Tolerability
- Overall survival

AIM2CERV – Axalimogene Filolisbac Immunotherapy Following Chemo/Radiation in Patients who have High Risk Locally Advanced Cervical Cancer (HRLACC)

Study on partial clinical hold due to certain items identified by FDA relating to AXAL's Chemistry, Manufacturing and controls (CMC)

"Just as we need options to prevent HPV-related cancers, there is a significant need for more therapeutic options to treat those with cancer. No woman should die from cervical cancer."

Deborah Arrindell
Vice President, Health Policy
asha American Sexual Health Association

Currently seeking to modify trial design to include earlier Interim Analyses (IA)
(IA for futility now anticipated in 2H 2020 contingent upon FDA acceptance of modification)

1 FDA has placed a partial clinical hold on this study due to CMC requests which allows continued dosing of already enrolled patients but which prevents enrollment of new patients until resolution of this partial hold.

SPA= Special Protocol Assessment; FIGO= International Federation of Gynecology and Obstetrics; HRLACC= high-risk locally advanced cervical cancer; IV= intravenous.

Herzog T, et al. SITC 2016. Poster 145.
https://clinicaltrials.gov/ct2/show/NCT02853604

ADVAXIS IMMUNOTHERAPIES™

ADXS-PSA



Combination Therapy of ADXS-PSA with Pembrolizumab in Late-Stage Prostate Cancer

Efficacy: Overall Survival – PSA Decline ≥ 50% vs. PSA < 50% Decline

Part B - in Combination with Pembrolizumab

ADVAXIS IMMUNOTHERAPIES™

In all treated patients, an improvement in survival was observed in patients with ≥50% PSA declines from baseline vs. those <50% PSA declines.



Percent Survival
100
80
60
40
20
0
0
5
10
15
Time since treatment (Months)

	N	Events	Median	95% CI
Part A: PSA Drop <50%	12	9	7.79	3.52 – 11.9
Part B: PSA Drop ≥50%	7	0	NR	-
Part B: PSA Drop <50%	29	7	NR	6.37 -

Update on Survival Rates and Correlative Biomarker Analysis Anticipated in Q1 2019

Part A: ADXS-PSA monotherapy; Part B: ADXS-PSA + pembrolizumab combination therapy
NR = Not Reached

Combination Therapy of ADXS-PSA with Pembrolizumab in Metastatic Castration-Resistant Prostate Cancer Study Results

ADVAXIS IMMUNOTHERAPIES™

Safety Profile

- Combination of ADXS-PSA and pembrolizumab appeared safe and tolerable in highly refractory patient population
- Mostly grade 1-2 treatment related adverse events
- There was no additive toxicity observed with the combination therapy

In Combination

- In the treated population, patients who received combination therapy with ADXS-PSA and pembrolizumab experienced the longest overall survival (OS)

Efficacy

- The percentage of patients with PSA declines from baseline in the combination therapy arm was 40.5%, and 15.4% in the monotherapy arm
- 7 patients in the combination arm with 50% or greater PSA declines from baseline, and none in the monotherapy arm

ADVAXIS IMMUNOTHERAPIES™

Neoantigen-Directed Programs:

ADXS-NEO - Patient Specific

ADXS-HOT - 'Off the Shelf'

Why Neoantigens?

ADVAXIS IMMUNOTHERAPIES™

- Mutations cause cancer and also create neoantigens
- Neoantigens are only found in cancer cells which makes them good therapeutic targets
- T cells that target neoantigens are the common link among successful immunotherapies developed to date (e.g., checkpoint inhibitors, Tumor Infiltrating Lymphocytes or TILS)
- Our *Lm* platform is effective at generating T cells that target multiple neoantigens
- Preclinical data demonstrate that over 90% of neoantigens in an ADXS-NEO vector generated T cell responses that controlled tumor growth[1]

[1]Presented at AACR 2018 by Coder et al

Neoantigen Competitive Landscape: How We Measure Up

ADVAXIS IMMUNOTHERAPIES™

Advaxis' *Lm* platform + Antigen Targets: Directed against tumor-specific targets and engaging the patient's immune system to destroy tumor cells.

Select Companies in the Space: NEON THERAPEUTICS, moderna, gritstone ONCOLOGY, BIONTECH

OTHER NEOANTIGEN APPROACHES[1]		Advaxis' *Lm* Platform + Antigen Targets
• Limited clinical evidence and immune response • No demonstrated effect on TME • Typically have poor priming, may require addition of adjuvants/co-stims • Practical limitations in number of peptides administered	VS	• Proven clinical activity in pre-clinical models • Demonstrated effect on the TME (MDSCs, Tregs) • Immunogenic proprietary targets • Priming via innate immune stimulation; adjuvant/co-stims not required • Ability to "convert" non-immunogenic peptides into immunogenic peptides and "turn cold tumors hot"

1 *Not all challenges apply to all companies/platforms*

ADVAXIS IMMUNOTHERAPIES™

ADXS-NEO



Patient-specific, neoantigen-directed therapies

ADXS-NEO: The Personalized Approach

ADVAXIS IMMUNOTHERAPIES™

- Activates a patient's immune system, creating a targeted T cell response to personal neoantigens based on unique, patient-specific mutations
- The *Lm* platform's impact on the immune system (i.e., innate immunity, adaptive immunity, and changes to TME) provides potential for strong anti-cancer effects
- Platform capacity allows for targeting a large number of personal neoantigens
- Potential application **in any solid tumor type**

Massive Parallel Sequencing of Tumor Biopsies

Identify neoepitopes

→

Patient-Specific Immunotherapies

Advaxis designs vector based on neoepitopes and bioengineers *Lm*

→

Patient's Hospital or Treating Institution

Treat patient with personalized immunotherapy vector programed to patient-specific neoepitopes

ADXS-NEO: Study Design

ADVAXIS IMMUNOTHERAPIES™

A Phase 1 dose-escalation study of ADXS-NEO expressing personal tumor antigens

★ **First patient dosed June 2018**

Tumor Types:

- Metastatic microsatellite stable **colon cancer**
- Metastatic squamous histology **head-and-neck cancer**
- **Metastatic non-small cell lung cancer**

→

Dose Escalation Phase

n= 9-18
3 + 3 design
1 x10⁹, 2 x10⁹, or 4 x10⁹ CFU
Q3 weekly

→

Dose Expansion Phase

n=30
(10 per tumor type)
Up to 1 year dosing

→

Endpoints:

Primary
Tolerability/Safety

Secondary
Clinical activity
RP2D

Exploratory
Immunological

Clinical Data From Initial Cohort (safety, immune response) Anticipated 1H 2019

CFU, Colony-Forming Unit; RP2D, Recommended Phase 2 Dose

ClinicalTrials.gov Identifier: NCT03265080

ADVAXIS IMMUNOTHERAPIES™

ADXS-HOT

Cancer-type specific, neoantigen-directed drug candidates



ADXS-HOT: Targeting Multiple OFAs, CTAs and Hotspots Increases Patient Applicability and Clinical Activity Potential

ADVAXIS IMMUNOTHERAPIES™



Hotspot mutations have demonstrated **pre-clinical activity** in Advaxis' *Lm* Technology[1]



ADXS-HOT constructs target both public, or shared, hotspot neoantigens and multiple proprietary tumor associated antigen targets, including oncofetal antigens (OFAs) and cancer testis antigens (CTAs)

Over 10 drug candidates designed using this approach

coverage of nearly

100%

of solid tumors

ADXS-HOT constructs can include **over 30 targets** allowing for multiple shots on goal to control the tumor

Antigen spreading could further increase the potential number of targets

Can be used as **monotherapy and/or in combination** with other cancer treatments like checkpoint inhibitors



"Off the shelf" and available for patients to start treatment immediately

Manufactured in bulk with good stability keeping **cost of goods low** vs. "individualized" products

1. Data on file, Advaxis, Inc. 2017.

ADXS-HOT: Priority Tumor Types

ADVAXIS IMMUNOTHERAPIES™

- ADXS-503 for Non-small Cell Lung Cancer
  - IND allowed
  - First patient is anticipated soon
- ADXS-504 for Prostate Cancer – IND anticipated in 2019
- ADXS-506 for Bladder Cancer – IND anticipated in 2019

First patient in ADXS-503 for NSCLC expected in early 2019

ADVAXIS IMMUNOTHERAPIES™

Corporate Information



Anticipated Catalysts Over the Next 12-24 Months

ADVAXIS IMMUNOTHERAPIES™

PROGRAM	ANTICIPATED MILESTONES	TARGET
ADXS-HPV (axalimogene filolisbac)	• Announce planned Investigator Sponsored Trial in Head and Neck Cancer	Q1 2019
ADXS-PSA	• Metastatic Prostate Ph1/2 Combination with pembrolizumab-- Part B Monotherapy Combination Therapy Data (12-mo PFS and OS)	Q1 2019
ADXS-NEO	• Data from initial clinical cohort (safety, immune response)	Q1 2019
ADXS-HOT NSCLC	• Data from initial clinical cohort (safety, immune response)	1H 2019
ADXS-HOT Prostate	• IND Submission	2H 2019
ADXS-HOT Bladder	• IND Submission	2H 2019
ADXS-HPV	• AIM2CERV Interim Analysis	Q4 2020*

NSCLC= Non-small cell lung cancer; IND = Investigational New Drug
* Contingent upon FDA acceptance of proposed new interim analysis plan and an expeditious resolution of the partial clinical hold

Executive Management Team



Kenneth A. Berlin
Chief Executive Officer

ROSETTA GENOMICS
Johnson & Johnson
Ortho Clinical Diagnostics
Veridex LLC



Molly Henderson
Chief Financial Officer

IOVANCE Biotherapeutics
VirtualScopics
PricewaterhouseCoopers



Robert Petit
Chief Scientific Officer

Bristol-Myers Squibb Company
Pharmacia
MGI Pharma
AESGEN



Dr. Andres Gutierrez
Chief Medical Officer

Oncolytics Biotech Inc.
Bristol-Myers Squibb Company
SELLAS Life Sciences Group
sunesis
PROTEOLIX
BIOMARIN

Financial Information, as of October 31, 2018 (fiscal year end)

ADVAXIS IMMUNOTHERAPIES™

- Cash on hand - $45.1 million
  - Reduced annual net cash burn to ~$50 million, from ~$80 million
- No debt
- Shares outstanding: 69.6 million
  - Fully diluted shares outstanding: 89.2 million

Advaxis Overview

Creating Next-Generation Cancer Immunotherapies, Using a Proprietary *Lm* Platform

ADVAXIS IMMUNOTHERAPIES™

Unique *Lm Technology* Platform: Enables broad and diverse pipeline of Phase 1 to Phase 3 programs across several tumor types

Platform Validation: Demonstrated manageable safety profile along with clinical activity – Nearly 500 patients treated to date

Multiple Neoantigen Programs: Innovative, personalized and 'off the shelf', approaches to neoantigen-directed therapy

Strong IP: Over 400 patents/patent applications

Experienced New Management Team: Chief Executive Officer, Chief Financial Officer and Chief Medical Officer joined within past year

Multiple Catalysts (Read-outs)
Anticipated in 2019